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                                                                    EXHIBIT 23


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-22023 and 333-16997) of Overseas Filmgroup, Inc. of our report dated April 21, 1998 appearing on page F-1 of this Annual Report on Form 10-K.

Los Angeles, California
April 27, 1998